AUGUST 9, 2017

SUPPLEMENT TO

HARTFORD EXCHANGE-TRADED FUNDS

Hartford Corporate Bond ETF

Hartford Quality Bond ETF

(SERIES OF HARTFORD FUNDS EXCHANGE-TRADED TRUST)

COMBINED STATEMENT OF ADDITIONAL INFORMATION

DATED MARCH 17, 2017

This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information.

1.                                      Effective immediately, the Statement of Additional Information will be revised as follows:

A.               Under the heading “INVESTMENT MANAGEMENT ARRANGEMENTS - ADVISORY FEE PAYMENT HISTORY” in the Statement of Additional Information, the second paragraph is deleted and replaced with the following:

Pursuant to the investment management agreement, HFMC is not liable to the Funds or their shareholders for an error of judgment or mistake of law or for a loss suffered by the Funds in connection with the matters to which its agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of HFMC in the performance of its duties or from its reckless disregard of the obligations and duties under the agreement.

Pursuant to the investment sub-advisory agreement, the sub-adviser must discharge its duties under the sub-advisory agreement with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent investment professional acting in a similar capacity and familiar with such matters would use.  Unless the sub-adviser breaches this standard of care or under applicable law, the sub-adviser is not liable to the Trust, any Fund, HFMC or its affiliates for any of its acts or omissions, or any acts or omissions of any other person or entity, in the course of or connected with the sub-adviser performing its obligations under the sub-advisory agreement.  If the sub-adviser breaches this standard of care or under applicable law, the sub-adviser is responsible for indemnifying and holding harmless HFMC and its affiliates from all claims, losses, expenses, obligations and liabilities (including reasonable attorney’s fees) resulting from: (1) the sub-adviser causing a Fund to be in material violation of any applicable federal or state law, rule or regulation or in violation of any investment policy set forth in such Fund’s current registration statement; (2) any untrue statement of a material fact contained in the registration statement or certain other materials or the omission to state therein a material fact known to the sub-adviser that was required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon information provided by the sub-adviser in writing for use in such materials; (3) a material breach of the investment sub-advisory agreement; or (4) any willful misfeasance, bad faith, negligence or reckless disregard on the part of the sub-adviser in the performance of its duties and obligations under the investment sub-advisory agreement (except to the extent that the loss results from HFMC’s or the Trust’s willful misfeasance, bad faith, negligence, or reckless disregard in the performance of their respective duties and obligations under the sub-advisory agreement or the applicable investment management agreement).

2.                                      Effective September 5, 2017, the Statement of Additional Information will be revised as follows:

A.               Under the heading “CREATION AND REDEMPTION OF SHARES - PLACEMENT OF CREATION ORDERS USING CLEARING PROCESS” in the Statement of Additional Information, the first sentence of the second paragraph is deleted and replaced with the following:

The Participant Agreement authorizes the Transfer Agent to transmit to NSCC on behalf of the Participating Party such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions from the Transfer Agent to NSCC, the Participating Party agrees to transfer the requisite Deposit Securities (or contracts to purchase such Deposit Securities that are expected to be delivered in a “regular way” manner by the second (2nd) Business Day) and the Cash Component to the Trust, together with such additional information as may be required by the Transfer Agent and the Distributor as set forth in the Participant Agreement.

B.               Under the heading “CREATION AND REDEMPTION OF SHARES - PLACEMENT OF CREATION ORDERS OUTSIDE CLEARING PROCESS—DOMESTIC FUNDS” in the Statement of Additional Information, the last sentence of the first paragraph is deleted and replaced with the following:

The delivery of Creation Units so created will occur no later than the second (2nd) Business Day following the day on which the creation order is deemed received by the Transfer Agent.

C.               Under the heading “CREATION AND REDEMPTION OF SHARES - PLACEMENT OF REDEMPTION ORDERS USING CLEARING PROCESS” in the Statement of Additional Information, the last sentence of the first paragraph is deleted and replaced with the following:

The requisite Fund Securities (or contracts to purchase such Fund Securities which are expected to be delivered in a “regular way” manner) and the applicable cash payment will be transferred by the second (2nd) Business Day following the date on which such request for redemption is deemed received.

D.               Under the heading “CREATION AND REDEMPTION OF SHARES - PLACEMENT OF REDEMPTION ORDERS OUTSIDE CLEARING PROCESS—DOMESTIC FUNDS” in the Statement of Additional Information, the first sentence of the second paragraph is deleted and replaced with the following:

After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the requisite Fund Securities (or contracts to purchase such Fund Securities) which are expected to be delivered within two Business Days and the cash redemption payment to the redeeming Beneficial Owner by the second Business Day following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent.

E.                Under the heading “CREATION AND REDEMPTION OF SHARES - REGULAR FOREIGN HOLIDAYS” in the Statement of Additional Information, the first three sentences are deleted and replaced with the following:

Each Fund generally intends to effect deliveries of Creation Units and portfolio securities on a basis of “T” plus two Business Days (i.e., days on which the national securities exchange is open) (“T+2”). The Funds may effect deliveries of Creation Units and portfolio securities on a basis other than T + 2 in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within two Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market.

This Supplement should be retained with your Statement of Additional for future reference.

August 2017